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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (Date of earliest event reported): JANUARY 30, 2002



                        BINDVIEW DEVELOPMENT CORPORATION
               (Exact name of registrant as specified in charter)


         TEXAS                             000-24677                            76-0306721
(State of Incorporation)             (Commission File No.)          (I.R.S. Employer Identification No.)

                5151 SAN FELIPE, 25TH FLOOR
                      HOUSTON, TEXAS                                      77056
         (Address of Principal Executive Offices)                       (Zip Code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 561-4000



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ITEM 5. OTHER EVENTS.

        On January 30, 2002, BindView Development Corporation ("BindView") issued a press release announcing financial results for the quarter and year ended December 31, 2001. A copy of the press release is attached as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (c)      Exhibits.

                   99.1     Press Release dated January 30, 2002.

                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         BINDVIEW DEVELOPMENT CORPORATION



Dated: February 7, 2002                  By:       /s/ EDWARD L. PIERCE
                                             -----------------------------------
                                                       Edward L. Pierce,
                                                     Senior Vice President
                                                  and Chief Financial Officer


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